SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 3, 2004

SunAmerica Balanced Portfolio. Under the section MORE INFORMATION ABOUT THE PORTFOLIOS, under the heading "What other types of investments or strategies may the Portfolio use to a significant extent?" The chart is replaced in its entirety with the following:

    Equity securities

    small cap stocks (up to 20%)

    Short-term investments

    Defensive investments

    Foreign securities

    Illiquid securities (up to 15%)

    Junk bonds (up to 15% of total assets)

Dated: July 16, 2004